SERVICES AGREEMENT

     THIS SERVICES AGREEMENT is entered into as of August 3, 2001 (the "EFFECTIVE DATE"), by and between CDEx-Inc. Corp., a Nevada corporation (the "COMPANY") and Mark E. Baker through his limited liability entity (the "Consultant").

1.     SERVICES  AGREEMENT.  Subject  to  the  terms and conditions set forth in
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this  Agreement, the Company agrees to engage the Consultant to perform services for  the  Company  as  set  forth  below.

2.     TERM.  The term of engagement under this Agreement shall be for two years
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from  the Effective Date (the "ENGAGEMENT PERIOD"), unless terminated earlier as provided  herein.

3.     SERVICES  OF  THE  CONSULTANT.  Consultant shall serve as a Consultant to
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the  Company,  providing  transition of technology development from Loch Harris,
Inc. to CDEX. In addition, Consultant shall assist CDEX in the marketing of CDEX products, and other matters as directed by CDEX, as needed. Consultant shall devote his best efforts and attention in performing such services for the Company. These services shall include periodic meetings and teleconferences to discuss business of the Company. These activities of the Consultant are hereinafter called the "Services".

4.     PLACE  OF  PERFORMANCE.  The Consultant shall perform the Services at the
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locations  agreed  upon  by  the  Consultant  and  the  Company.

5.     CHARGES.
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5.1.     FEE.
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          5.1.1.     During  the Engagement Period, the Company shall pay to the
Consultant fees for the services of Consultants. The fee shall be $100.00 per year for such services. It is realized that this fee is not adequate for the Services to be rendered. Accordingly, Consultant will be awarded equity in the Company, as noted below in Section 5.5.

          5.1.2. The fee shall be reviewed no less frequently than annually and may be increased at the discretion of the Company. Except as otherwise agreed to in writing by the Consultant, the fee shall not be reduced.

     5.2.     BONUS.  The Consultant shall be eligible for an annual performance
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bonus  based  on  the  performance  of  the  Company and the contribution of the
Consultant.

     5.3.     BENEFITS.  Compensation  provided  is  intended to include any and
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all  payments  for  benefits, if any, that will be provided to Consultant by the
Company.

     5.4     VACATION;  HOLIDAYS.  The  Consultant  shall  take  holidays  and
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vacations  at  times  that  do  not  adversely  impact  the  Company's  work.


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     5.5     EQUITY  PARTICIPATION.   It  is  recognized  that the fees provided
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will  not  adequately  compensate the Consultant for the Services.  Accordingly, the Company and the Consultant have agreed that the Consultant shall be entitled to receive a combined total of five hundred thousand (500,000) shares of restricted common stock in the Company (the "CONSULTANT STOCK") as part of the compensation hereunder. Further, the Consultant Stock shall be subject to graduated repayment provisions, as set forth below. In this regard, it is realized that Consultant will add substantial value during the transition of the technology from Loch Harris to CDEX and the registration period for the CDEX stock (the first three months of service).

     The parties understand that the Consultant Stock issued will be restricted in some fashion. However, the intent is to remove those restrictions as soon as legally possible and practicable. The Consultant agrees to comply strictly with all such restrictions in connection with the receipt as well as any disposition of such stock. The Consultant shall provide and deliver to the Company all information, certifications, and other documentation as may be requested by the Company as part of the Company's compliance with any applicable laws and regulations relating to the issuance and/or registration of any of the Company's stock, including but not limited to the Consultant Stock.

          5.5.1.     REPAYMENT. Consultant shall repay part of the shares of the
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Consultant  Stock received (or other equivalent shares of the Company stock) if, at any time during the Engagement Period, the services of Consultant are terminated by the Company for Cause (as that term is defined in Section 7.1.1) or the Consultant elects to no longer provide substantial services to the Company. In either event, then within sixty (60) days afterwards, the Consultant shall repay to the Company a portion of the Consultant Stock in accordance with the following schedule:

               (a) if within the first three months after the Effective Date, the Consultant shall repay 50% of the Consultant Stock received;

               (b) if after the first three months after the Effective Date, but before the seventh month after the Effective Date, the Consultant shall repay 25% of the Consultant Stock received;

               (c) if after the sixth month after the Effective Date, but before the end of the first year after the Effective Date, the Consultant shall repay 15% of the Consultant Stock received, and

               (d) if after the first year after the Effective Date, but before the end of the second year after the Effective Date, the Consultant shall repay 10% of the Consultant Stock received.

6.     EXPENSES.  The  Company shall reimburse the Consultant for reasonable and
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authorized  expenses incurred upon periodic presentation by the Consultant of an itemized  account  of  such  expenses  and  appropriate  receipts.


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7.     TERMINATION  OF  SERVICES.
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     7.1     TERMINATION  OF  SERVICES.  An Consultant's service for the Company
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during the Engagement Period will continue until the Consultant's termination in accordance with this Section or termination by resignation. Upon termination, this Agreement shall become null and void, except as otherwise provided in
Section  12.3.

          7.1.1.     TERMINATION  FOR  CAUSE.  The  Company  may  terminate  the
                     -----------------------
Consultant for "CAUSE", as defined herein below, by providing a Notice of Termination (as that term is defined hereinafter) to the Consultant.

          For purposes of this Agreement, Cause shall be limited to any of the following:

               (i) Material breach of any provision of the Agreement or Agreements referenced in Section 9;

               (ii) The conviction of, or a plea of nolo contendere to, a felony that materially damages the Company or its reputation;

               (iii) The intentional fraud on, or willful misappropriation of, funds or property belonging to or claimed by the Company and exceeding $500.00 in an aggregate amount;

               (iv) Except in cases involving mental or physical incapacity or disability, willful misconduct or gross negligence in connection with the performance of duties that adversely impacts the Company;

               (v) The chronic use of alcohol, drugs or other similar substances affecting work performance;

     7.2     TERMINATION  UPON  DISABILITY.   If  the Company determines in good
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faith  that  the Consultant has a Disability as defined in this Section 7.2, the
Company may terminate that individual under this Agreement by notifying the Consultant thereof at least thirty (30) days before the Date of Termination. For purposes of this Agreement, "DISABILITY" means the inability to substantially perform the Services by reason of any medically determined physical or mental impairment that is or will be a permanent condition or is a condition that will continue for at least three (3) months.

     7.3     NOTICE  OF  TERMINATION.  Any  termination  of  Consultant  by  the
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Company or the Consultant (other than because of death) shall be communicated by written Notice of Termination to the other party hereto as noted below. For purposes of this Agreement, a "NOTICE OF TERMINATION" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, if any, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination.


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8.     COMPENSATION  UPON  TERMINATION.
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     8.1.     DEATH  OR  DIABILITY.  If  Consultant  is  terminated  during  the
              --------------------
Engagement Period as a result of death or disability, the Company shall pay to the Consultant all fees and expenses owed to the Consultant as of the date of death. In this event, there shall be no obligation to repay any of the Consultant Stock upon the termination.

     8.2.     BY  THE  COMPANY  FOR CAUSE.  If the Company terminates Consultant
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during the Engagement Period for Cause, the Company shall pay the Consultant all fees and expenses owed to the Consultant as of the date of termination. In addition, Consultant shall be obligated to repay to the Company the Consultant
Stock in accordance with the repayment schedule contained in Section 5.5.1, above.

     8.3.     BY  THE  COMPANY  WITHOUT  CAUSE.  If  the  Company  terminates
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Consultant  during  the  Engagement  Period  other  than  for  Cause,  Death, or
Disability, the Company shall pay Consultant all fees and expenses owed to Consultant and Consultant shall have no obligation to repay to the Company any of the Consultant Stock.

9.     CDEX AGREEMENTS.   As an express condition for the Company's agreement to
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enter  into  this Agreement, and as a pre-condition to the effectiveness of this
Agreement, the Consultant and Company agree that each shall (i) keep the confidential and proprietary information and the intellectual property of the Company confidential; (ii) assign to the Company all of the ownership rights in and to any intellectual property relating to the Company and its business that is developed, created, or discovered by Consultant during the Engagement Period; and (iii) agree not to compete with the Company anywhere in the world and its business or solicit the Company's customers, vendors, or employees during the Engagement Period and for an additional period of five years. A breach of this provision shall be deemed a material breach of this Agreement. To further provide for the implementation of this provision, within twenty days from execution of this Agreement the Consultant agrees to execute and deliver to the Company a CDEX Non-disclosure and Confidentiality Agreement and a CDEX Non-Compete and Non-Solicitation Agreement, and the Consultants shall execute an Ownership and Assignment of Intellectual Property Rights Agreement
(collectively, the "CDEX Agreements"), the terms and conditions of which are specifically incorporated herein by reference.

10.     INDEPENDENT  CONTRACTOR  OBLIGATIONS.  It  is  expressly agreed that the
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Consultant  is  acting  as an independent contractor in performing the Services.
The Company shall carry no Workers' Compensation insurance or any health or accident insurance to cover the Consultant or any of its employees or contractors. The Consultant shall carry all such insurance as shall be required by law and as it deems appropriate, and shall provide the Company with a copy of each such insurance policy upon the request of the Company. The Company shall not pay any contribution to Social Security, unemployment insurance, federal or state withholding taxes, nor provide any other contributions or benefits which might be expected to be paid by an employer in an employer-employee relationship. The Consultant expressly agrees to report and to pay, on or before the date due, any and all contributions for taxes, unemployment insurance, Social Security, and other benefits for itself and its employees. Upon the request of the Company, the Consultant shall provide evidence, satisfactory to the Company, that all such tax and other payments required to be made by the Consultant under this Section have been timely paid when and as due.


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11.     ARBITRATION.   Any  failure to perform, controversy or claim arising out
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of or relating to this Agreement or the breach, termination or validity thereof, shall be determined exclusively by arbitration in accordance with the provisions of this Section and in accordance with the rules of the American Arbitration Association for arbitrating commercial matters. The arbitration shall be held in Washington, D.C., the surrounding metropolitan area of Maryland, or such other location as the parties shall mutually agree. The arbitrators shall base their award on applicable Maryland law and judicial precedent, and shall accompany their award with written findings of fact and conclusions of law. The decision of the arbitrators shall be binding on the parties, except that any party may appeal the arbitrators' decision by filing an action to reconsider the decision of the arbitrators in a court having jurisdiction hereunder. In any such action the arbitrators' findings of fact shall be conclusive and binding on both parties and the sole questions to be determined by the court shall be (i) whether or not the arbitrators' decision was contrary to Maryland law and judicial precedent, and (ii) if the court determines that the arbitrators' decision was contrary to Maryland law and judicial precedent, then how the dispute shall be resolved based on the arbitrators' findings of facts and Maryland law and judicial precedent. The decision of the court as to the resolution of the dispute under Maryland law and judicial precedent shall supercede the arbitrators' decision. Judgment upon the award rendered by the arbitrators, as modified by the court, if applicable, may be entered in any court having jurisdiction in accordance herewith.

     11.1     SELECTION  OF  ARBITRATORS.   One  arbitrator shall be selected by
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the Company and one by the Consultant, and the arbitrators shall mutually select another arbitrator to serve with them so that there shall be an odd number of arbitrators. Alternatively, the parties may agree to accept a single arbitrator to be mutually agreed upon by the parties. Each person serving as an arbitrator hereunder shall be a professional with excellent academic and professional credentials who has had experience as an arbitrator and at least ten years experience in the field of resolving commercial disputes in the Washington Metropolitan area.

     11.2     DISCOVERY.   Each  party  shall,  upon  the written request of the
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other  party,  provide the other with copies of documents relevant to the issues raised thereby. Other discovery may be ordered by the arbitrators to the extent the arbitrators deem additional discovery appropriate, and any dispute regarding discovery, including disputes as to the need therefor or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive.

     11.3     EXPENSES.  Each  party  shall pay its own expenses incurred in any
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arbitration  proceeding, except as may be otherwise provided by the rules of the
American  Arbitration  Association.

     11.4     CONFIDENTIALITY OF PROCEEDINGS. The arbitrators, expert witnesses,
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stenographic  reporters  and  any  other  third  parties  shall sign appropriate nondisclosure agreements in the event that any confidential or proprietary information is or may be disclosed in the arbitration proceedings.


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12.     MISCELLANEOUS.
        -------------

     12.1     NOTICES.  All  notices,  demands, requests or other communications
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required  or  permitted  to  be  given or made hereunder shall be in writing and shall be hand-delivered or shall be mailed by first class registered or certified mail, postage prepaid to the respective addresses of the parties. Notice shall be deemed to have been received either on the day delivered, if hand-delivered, or five (5) days after mailing, if mailed.

     12.2     SEVERABILITY.  The  invalidity  or  unenforceability of any one or
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more  provisions  of  this  Agreement  shall  not  affect  the  validity  or enforceability of the other provisions of this Agreement, which shall remain in full force and effect.

     12.3     SURVIVAL.  It  is  the  express  intention  and  agreement  of the
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parties  hereto  that  the  provisions  of Section 8, Section 9, Section 10, and
                                                    -
Section 11 hereof shall survive the termination of this Agreement. In addition, all obligations of the Company to make payments or distributions hereunder, and all obligations to repay any shares of stock, if applicable, shall survive any termination of this Agreement on the terms and conditions set forth herein.

     12.4     ASSIGNMENT.  The  rights  and  obligations of the Consultant under
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this  Agreement shall not be assignable or delegable, except that with the prior written  consent  of  the  Company.

     12.5     BINDING  EFFECT.  Subject  to  any  provisions  hereof restricting
              ---------------
assignment, this Agreement shall be binding upon the parties hereto and shall inure to the benefit of the parties and their respective heirs, devisees, executors, administrators, legal representatives, successors and assigns.

     12.6     AMENDMENT;  WAIVER.  This  Agreement shall not be amended, altered
              ------------------
or modified except by an instrument in writing duly executed by the parties hereto. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

     12.7     HEADINGS.  Section  and  subsection  headings  contained  in  this
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Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     12.8     GOVERNING  LAW.  This Agreement, the rights and obligations of the
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parties  hereto,  and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland (but not including the choice of law rules thereof). Subject to the arbitration provisions herein, any action filed in relation to this Agreement and the performance of the parties hereunder shall be filed in the appropriate state court or the U.S. District Court having jurisdiction over Rockville, Maryland,


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
the parties hereto waiving any other venue to which they may be entitled by virtue of domicile or otherwise. Each of the parties hereto waives a trial by jury in regard to any claims or disputes relating to this Agreement.

     12.9     ENTIRE  AGREEMENT. This Agreement constitutes the entire agreement
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between  the parties respecting the engagement of the Consultant, there being no representations,  warranties  or  commitments  except  as  set  forth  herein.

     12.10     COUNTERPARTS.  This  Agreement  may  be  executed  in two or more
               ------------
counterparts, each of which shall be an original and all of which shall be deemed to constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf effective as of the day and year first hereinabove written.


By:     ____________________             By:     _______________________________
        Mark  E.  Baker                          Malcolm  H.  Philips,  Jr.
                                                 CEO
                                                 CDEX,  Inc.


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